UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2021

NantKwest, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37507	43-1979754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3530 John Hopkins Court

San Diego, California 92121

(Address of principal executive offices, including zip code)

(858) 633-0300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NK	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2021 (the “Grant Date”), our compensation committee (the “Compensation Committee”) of our board of directors of NantKwest, Inc. (the “Company”), granted Richard Adcock, our Chief Executive Officer (1) an option (the “Option Grant”) to purchase 750,000 shares of our common stock pursuant to our Amended and Restated 2015 Equity Incentive Plan (the “Plan”) and (2) two awards totaling 400,000 Restricted Stock Units (each an “RSU Award” and collectively, the “RSU Awards”) of our common stock pursuant to the Plan. The Option Grant has an exercise price of $23.72, the closing price as reported on Nasdaq on the date of grant. In addition, the Option Grant shall vest according to the following vesting schedule: one-third of the Option Grant (i.e., 250,000 options) shall vest in equal installments on each of the first, second, and third anniversaries of the Grant Date, such that all shares shall be fully vested on the third anniversary of the Grant Date, subject to Mr. Adcock remaining in “Continuous Service” (as defined in the Plan) through the applicable vesting dates. The RSU Awards are comprised of two separate awards, one settled by issuing 150,000 shares of our common stock and the other to be settled by issuing 250,000 shares of our common stock upon vesting. The first RSU Award will be fully vested on the Grant Date with the Company retaining shares equal in value to the Company’s tax withholding obligations, and the second RSU Award will vest according to the following schedule: one-third (i.e. 83,333) of the shares subject to the RSU Award shall vest in equal annual installments on each of the first, second and third anniversaries of the Grant Date, such that all shares shall be fully vested on the third anniversary of the Grant Date, subject to Mr. Adcock remaining in “Continuous Service” (as defined in the Plan) through the applicable vesting dates. This grant of equity awards to Mr. Adcock was made in connection with his appointment as Chief Executive Officer of the Company, which was effective as of October 26, 2020, and was modified from the recommended equity grant described in Mr. Adcock’s Offer of Employment as of that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANTKWEST, INC.

Date: February 10, 2021	By:	/s/ Sonja Nelson
Chief Financial Officer